MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                  and Direct Operating Expenses
                (Crosswinds/Northgate Apartments)

                        December 31, 1995

KPMG Peat Marwick LLP
Morgan Keegan Tower, Suite 900
Fifty North Front Street
Memphis, Tennessee   38103



                  Independent Auditors' Report


The Board of Directors
Mid-America Apartment Communities, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the Acquisition Property (Crosswinds/Northgate Apartments), as described in Note 1, for the year ended December 31, 1995. This historical summary is the responsibility of the Acquisition
Property's management. Our responsibility is to express an opinion on this Historical Summary for the Acquisition Property based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary for the Acquisition Property. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary for the Acquisition Property. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                     KPMG PEAT MARWICK LLP

Memphis, Tennessee
June 5, 1996

             MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                  and Direct Operating Expenses
                (Crosswinds/Northgate Apartments)

                  Year ended December 31, 1995



Gross income - total revenue                        $2,364,297

Direct operating expenses:
  Operating expenses                                   409,432
  Real estate taxes                                    184,527
  Repairs and maintenance                              165,440
                                                       759,399
                                                   -----------
Gross income in excess of
     direct operating expenses                      $1,604,898
                                                   ===========

[FN]
See accompanying notes to Historical Summary of Gross Income and Direct Operating Expenses for the Acquisition Property.

             MID-AMERICA APARTMENT COMMUNITIES, INC.

           Notes to Historical Summary of Gross Income
                  and Direct Operating Expenses
                (Crosswinds/Northgate Apartments)

                        December 31, 1995


(1)  Accounting Policies

     Description

     The accompanying financial statement includes the operations of Crosswinds/Northgate Apartments (the "Acquisition Property") owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the "Company"). The Acquisition Property, a multi-family residential property located in Jackson, Mississippi, is considered for acquisition by the Company in June 1996 and contains 360 apartment units.

     Basis of Presentation

     The accompanying financial statement is not representative of the actual operations for the period presented. Certain expenses have been excluded because Mid-America Apartments, L.P. (the "Operating Partnership") does not anticipate that they will be incurred in future operations of the property. Expenses excluded consist of depreciation and amortization, management fees and other costs not directly related to the future operations of the Acquisition Property. Operating expenses include payroll, utilities, advertising, and other general and administrative costs. Management is not aware of any material factors relating to this Acquisition Property that would cause this financial statement not to be indicative of future operating results as related to gross income and direct operating expenses.

     Income Recognition

     Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

(2)  Pro Forma Taxable Operating Results and
          Funds Generated From Operations (Unaudited)

     The pro forma table reflects the taxable operating results and funds generated from operations of the Acquisition Property for the twelve months ended March 31, 1996 as adjusted for certain items which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

       Pro forma net operating income (exclusive
         of depreciation and amortization)        $1,741,124
        Less estimated depreciation expense          575,280
                                                  ----------
       Pro forma taxable operating income          1,165,844
       Add depreciation not requiring
         outlay of funds                             575,280
                                                  ----------
       Pro forma funds generated from operations  $1,741,124
                                                  ==========

     Depreciation for the buildings is estimated using a straight-line method over a 25-year life.

             MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                  and Direct Operating Expenses
                   (Savannah Creek Apartments)

                        December 31, 1995

KPMG Peat Marwick LLP
Morgan Keegan Tower, Suite 900
Fifty North Front Street
Memphis, Tennessee   38103



                  Independent Auditors' Report


The Board of Directors
Mid-America Apartment Communities, Inc.:


We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses (Historical Summary) of the Acquisition Property (Savannah Creek Apartments), as described in
Note 1, for the year ended December 31, 1995. This historical summary is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on this Historical Summary for the Acquisition Property based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary for the Acquisition Property. An audit also includes assessing the accounting principles used and the significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary for the Acquisition Property. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary for the Acquisition Property was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 1 and is not intended to be a complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                        KPMG PEAT MARWICK LLP


Memphis, Tennessee
June 5, 1996

             MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                   and Direct Operating Expenses
                    (Savannah Creek Apartments)

                  Year ended December 31, 1995


Gross income - total revenue                        $1,279,486

Direct operating expenses:
  Operating expenses                                   292,480
  Real estate taxes                                     83,441
  Repairs and maintenance                               76,193
                                                    ----------
                                                       452,114
Gross income in excess
  of direct operating expenses                     $   827,372
                                                   ===========

[FN]
See accompanying notes to Historical Summary of Gross Income and Direct Operating Expenses for the Acquisition Property.

             MID-AMERICA APARTMENT COMMUNITIES, INC.

           Notes to Historical Summary of Gross Income
                  and Direct Operating Expenses
                   (Savannah Creek Apartments)

                        December 31, 1995


(1)  Accounting Policies

     Description

     The accompanying financial statement includes the operations of Savannah Creek Apartments (the "Acquisition Property") owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the "Company"). The Acquisition Property, a multi-family residential property located in Southaven, Mississippi, is considered for acquisition by the Company in June 1996 and contains 204 apartment units.

     Basis of Presentation

     The accompanying financial statement is not representative of the actual operations for the period presented. Certain expenses have been excluded because Mid-America Apartments, L.P. (the "Operating Partnership") does not anticipate that they will be incurred in future operations of the property. Expenses excluded consist of depreciation and amortization, management fees and other costs not directly related to the future operations of the Acquisition Property. Operating expenses include payroll, utilities, advertising, and other general and administrative costs. Management is not aware of any material factors relating to this Acquisition Property that would cause this financial statement not to be indicative of future operating results as related to gross income and direct operating expenses.

     Income Recognition

     Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

(2)  Pro Forma Taxable Operating Results and
          Funds Generated From Operations (Unaudited)

     The pro forma table reflects the taxable operating results and funds generated from operations of the Acquisition Property for the twelve months ended March 31, 1996 as adjusted for certain items which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

       Pro forma net operating income (exclusive of
        depreciation and amortization)                 $ 898,594
        Less estimated depreciation expense              293,280
                                                       ---------
       Pro forma taxable operating income                605,314
        Add depreciation not requiring outlay of funds   293,280

       Pro forma funds generated from operations       $ 898,594
                                                       =========

     Depreciation for the buildings is estimated using a straight-line method over a 25-year life.



             MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                  and Direct Operating Expenses
                    (Sutton Place Apartments)

                        December 31, 1995


KPMG Peat Marwick LLP
Morgan Keegan Tower, Suite 900
Fifty North Front Street
Memphis, TN  38103


                  Independent Auditors' Report


The Board of Directors
Mid-America Apartment Communities, Inc.:


We  have  audited  the accompanying Historical Summary  of  Gross
Income and Direct Operating Expenses (Historical Summary) of  the
Acquisition  Property (Sutton Place Apartments), as described  in
Note 1, for the year ended December 31, 1995. This historical summary is the responsibility of the Acquisition Property's management. Our responsibility is to express an opinion on this Historical Summary for the Acquisition Property based on our audit.

We  conducted  our  audit in accordance with  generally  accepted auditing  standards.  Those standards require that  we  plan  and perform  the  audit to obtain reasonable assurance about  whether
the  statement  is  free  of  material  misstatement.   An  audit
includes  examining,  on  a test basis, evidence  supporting  the amounts  and  disclosures  in  the  historical  summary  for  the
Acquisition  Property.   An  audit also  includes  assessing  the
accounting principles used and the significant estimates made  by management, as well as evaluating the overall presentation of the
Historical Summary for the Acquisition Property.  We believe that our audit provides a reasonable basis for our opinion.

The  accompanying Historical Summary for the Acquisition Property was  prepared  for the purpose of complying with  the  rules  and
regulations   of  the  Securities  and  Exchange  Commission   as
described  in  Note  1  and  is not intended  to  be  a  complete presentation of the Acquisition Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note 1 to the Historical Summary for the year ended December 31, 1995, in conformity with generally accepted accounting principles.


                                  KPMG PEAT MARWICK LLP

Memphis, Tennessee
June 5, 1996


             MID-AMERICA APARTMENT COMMUNITIES, INC.

               Historical Summary of Gross Income
                 and Direct Operating Expenses
                    (Sutton Place Apartments)

                  Year ended December 31, 1995



Gross income - total revenue                        $1,529,763

Direct operating expenses:
  Operating expenses                                   269,517
  Real estate taxes                                    104,476
  Repairs and maintenance                               64,939
                                                    ----------
                                                       438,932
Gross income in excess
   of direct operating expenses                     $1,090,831
                                                    ==========

[FN]
See accompanying notes to Historical Summary of Gross Income and Direct Operating Expenses for the Acquisition Property.

             MID-AMERICA APARTMENT COMMUNITIES, INC.

           Notes to Historical Summary of Gross Income
                  and Direct Operating Expenses
                    (Sutton Place Apartments)

                        December 31, 1995


(1)  Accounting Policies

     Description

     The accompanying financial statement includes the operations of Sutton Place Apartments (the "Acquisition Property") owned by parties unaffiliated with Mid-America Apartment Communities, Inc. (the "Company"). The Acquisition Property, a multi-family residential property located in Hornlake, Mississippi, is considered for acquisition by the Company in June 1996 and contains 252 apartment units.

     Basis of Presentation

     The accompanying financial statement is not representative of the actual operations for the period presented. Certain expenses have been excluded because Mid-America Apartments, L.P. (the "Operating Partnership") does not anticipate that they will be incurred in future operations of the property. Expenses excluded consist of depreciation and amortization, management fees and other costs not directly related to the future operations of the Acquisition Property. Operating expenses include payroll, utilities, advertising, and other general and administrative costs. Management is not aware of any material factors relating to this Acquisition Property that would cause this financial statement not to be indicative of future operating results as related to gross income and direct operating expenses.

     Income Recognition

     Revenues from rental property are recognized when due from tenants. Leases are generally for one year or less.

(2)  Pro Forma Taxable Operating Results and
          Funds Generated From Operations (Unaudited)

     The pro forma table reflects the taxable operating results and funds generated from operations of the Acquisition Property for the twelve months ended March 31, 1996 as adjusted for certain items which can be factually supported. This statement does not purport to forecast actual operating results for any period in the future.

      Pro forma net operating income (exclusive of
         depreciation and amortization)               $1,189,989
         Less estimated depreciation expense             334,640
                                                      ----------
      Pro forma taxable operating income                 855,349
         Add depreciation not requiring outlay of funds  334,640
                                                      ----------
      Pro forma funds generated from operations       $1,189,989
                                                      ==========

     Depreciation for the buildings is estimated using a straight-line method over a 25-year life.


